EXHIBIT 22(J)(2)

                                     CONSENT
                                       OF
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP

      We consent to the reference to our firm under the heading "Service Providers - Counsel" in Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of The Treasurer's Fund, Inc. as filed with the Securities and Exchange Commission on December 29, 2004.


                                   PAUL, HASTINGS, JANOFSKY & WALKER LLP

New York, New York
December 30, 2004